                       CREDIT SUISSE WARBURG PINCUS FUNDS
                       ----------------------------------
                                     CREDIT    ASSET
                                     SUISSE    MANAGEMENT


                                   SEMIANNUAL
                                     REPORT

                                FEBRUARY 28, 2001

                                   (UNAUDITED)

                          CREDIT SUISSE WARBURG PINCUS
                         GLOBAL TELECOMMUNICATIONS FUND

                                       -

                          CREDIT SUISSE WARBURG PINCUS
                           GLOBAL HEALTH SCIENCES FUND

                                       -

                          CREDIT SUISSE WARBURG PINCUS
                          GLOBAL NEW TECHNOLOGIES FUND

                                       -

                          CREDIT SUISSE WARBURG PINCUS
                         GLOBAL FINANCIAL SERVICES FUND

                                       -

                          CREDIT SUISSE WARBURG PINCUS
                              EUROPEAN EQUITY FUND

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Credit Suisse Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2001
--------------------------------------------------------------------------------

                                                                  March 19, 2001

Dear Shareholders:

   We are writing to report on the results of the Credit Suisse Warburg Pincus Global Telecommunications Fund(1) (the "Fund") for the fiscal half-year ended February 28, 2001.

   At February 28, 2001, the net asset value (NAV) of the Fund was $41.09, compared to an NAV of $69.11 on August 31, 2000. As a result, the Fund's total return was -37.49% (assuming the reinvestment of distributions totaling $2.39 per share). By comparison, the Morgan Stanley Capital International Telecommunications Index (the "Index")(2) returned -26.04% during the same period.

   [The Fund's performance is considerably more favorable in the context of how its peers fared. Lipper Inc.'s Telecommunications Funds Average of 41 U.S.-based telecommunications funds, for example, returned -44.2% in the fiscal half-year.(3)]

   We attribute the Fund's underperformance of the Index to our diversification among the various subcategories of the global telecommunications equity universe.

   More specifically, we note that the Index is composed primarily of established fixed-line telecommunications carriers known as "incumbents." We, however, deliberately invest in companies in other telecommunications subcategories--companies not included in the Index in an effort to try to potentially add value and portfolio diversification benefits.

   Shares of the world's major incumbents fared much better than did those in other telecommunications subcategories during the fiscal half-year. In part, this was due to the simple fact that incumbent shares had already absorbed considerable punishment before the period started and, therefore, had comparatively less downside risk.

   We chose to allocate more of the portfolio than usual to non-incumbent subcategories (e.g., telecommunications equipment, competitive local-exchange carriers, software developers) beginning in September and October. This was due to our optimism about their prospects, which appeared bright based on then-current macroeconomic conditions, particularly in the U.S.

   Unfortunately for the Fund, U.S. economic growth started to decelerate more than we anticipated at the time. Because valuations of stocks in non-incumbent subcategories tended to reflect solid expectations about the economy (and, therefore, corporate earnings), in turn, this hit such stocks especially hard. Our holdings suffered accordingly. Viewed geographically, the portfolio did worse in the U.S. and Asia/Pacific.

   To some degree, the ineffectiveness of our stock selection during the period was offset by our country weightings. We were most successful in this regard

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO MANAGERS' LETTER (CONT'D)
February 28, 2001
--------------------------------------------------------------------------------

by overweighting the U.S. and Canada compared to the Index; and similarly underweighting France, the U.K. and Germany.

   Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

Credit Suisse Asset Management Global Telecommunications Management Team

Scott T. Lewis,            Vincent J. McBride,       David Lefkowitz
Co-Portfolio Manager       Co-Portfolio Manager      Associate Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUES. MORE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES AND THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH A SINGLE-INDUSTRY FUNDS, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

PERFORMANCE

                                         SIX MONTHS     ONE YEAR    SINCE INCEPTION
                                          (9/1/00 -     (3/1/00 -       12/4/96
                                           2/28/01)      2/28/01)    (ANNUALIZED)
                                        ------------  ------------   ------------
Credit Suisse Warburg Pincus Global
  Telecommunications Fund (1),(4)          -37.49%       -47.73%       +33.56%
Morgan Stanley Capital International
  Telecommunications Index (2)             -26.04%       -45.91%       +10.43%

-----------------

(1) Name changed from Warburg Pincus Global Telecommunications Fund effective March 26, 2001.

(2) The Morgan Stanley Capital International Telecommunications Index is an unmanaged index (with no defined investment objective) of telecommunications equities that includes reinvestment of dividends and is compiled by Morgan Stanley Capital International.

(3) Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. The Lipper Telecommunications Fund Average is the average total return of 41 telecommunications-oriented mutual funds during a given period. Past performance is no guarantee of future results.

(4) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2001
--------------------------------------------------------------------------------

                                                                   April 9, 2001

Dear Shareholder:

   For the six months ended February 28, 2001, Credit Suisse Warburg Pincus Global Health Sciences Fund(1) (the "Fund") had a loss of 15.81%, versus losses of 4.31% and 17.84%, respectively, for the Lipper Health/Biotechnology Funds Index(2) and the S&P 500 Index.(3) The Fund's one-year total return through February 28, 2001 was -5.64%. The Fund's since-inception (on
December 31, 1996) average annual total return through February 28, 2001 was 20.05%.

   The period was a difficult one for stocks, hampered by ongoing worries over the global economy and corporate profits. The uncertainty suppressed investors' risk tolerance, a factor that weighed on technology and telecommunications stocks in particular.

   Health-care stocks collectively had negative performance for the six months, although results varied by subsector. Stocks associated with risk and high valuations in relation to the broader market, most notably biotechnology and specialty pharmaceutical companies, had generally poor showings. Relatively good performers included stocks of companies with fairly stable earnings and revenue growth, such as managed-care companies and hospitals.

   The Fund was hampered by the market's negative tone in the period. One factor that especially weighed on the Fund was its significant weighting in the biotechnology/emerging pharmaceutical area. As a risk-aversion mindset intensified, many investors began to equate biotechnology companies with revenue-starved "dot com" technology companies, a development that fueled a strong selloff in companies with at least some biotechnology exposure. The selling was indiscriminate. Investors punished biotechnology companies with growing revenues and sustainable business models as harshly as they treated biotechs that, in fact, do have "dot com" characteristics.

   Taking a broader view, we believe that a general comparison of health care with technology should be viewed in perspective. The sharp decline in many technology stocks in 2000 reflected an obviously real secular slowdown and the cyclical nature of certain businesses, e.g., semiconductor manufacturing. The contraction in technology stock multiples (such as price-to-earnings ratios) can be viewed accordingly. But we believe that the health-care industry's fundamentals have not changed materially, with respect to services companies as well as drug and supply companies. Thus, while we expect the group to remain volatile, we believe that our continued focus on companies that develop and sell therapeutic products stands to benefit investors over time, in both relative and absolute terms.

   In terms of basic strategy, we remained fairly well-diversified within health care, maintaining meaningful exposure to biotechnology and smaller pharmaceutical companies along with large drug companies and managed-care and hospital names. Purchases we made in the period included specific biotechnology and specialty drug holdings. Taking advantage of

CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER (CONT'D)
February 28, 2001
--------------------------------------------------------------------------------

market volatility, we added stocks that had fallen to historically compelling valuation levels late in the period. Our focus was on companies we deemed to have sustainable business models supported by adequate free cash flows. We also added some technology companies that, while seemingly punished in the market as pure technology stocks, also have life-sciences businesses. Elsewhere of note, we maintained positions in major drug companies that, in our judgment, will remain adept at protecting and extending patents.

   With regard to regional allocation, the bulk of the Fund remained invested in the U.S., which dominates the global health-care market. However, we marginally increased our foreign exposure, selectively purchasing companies (e.g., a large-cap U.K.-based pharmaceutical name) that we deemed to be attractively priced from a risk/reward perspective.

   Looking ahead, we see grounds for optimism regarding health-care stocks, notwithstanding recent performance and the potential for choppy waters over the next few months at least. As market conditions eventually improve and risk thresholds decline, companies with sound underlying fundamentals, good long-term growth prospects and reasonable valuations stand to benefit significantly. And we believe that the health-care sector will offer the best growth profile over the next 12 to 18 months, when growth could be relatively scarce (and we are encouraged by recent earnings announcements from health-care companies). Our efforts will remain devoted to identifying stocks we deem to have the best capital appreciation potential.

Peter T. Wen                                   Susan L. Black
Co-Portfolio Manager                           Co-Portfolio Manager

   SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

--------------

(1) Name changed from Warburg Pincus Global Health Sciences Fund effective March 26, 2001.

(2) The Lipper Health/Biotechnology Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.

(3) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill, Inc.

CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2001
--------------------------------------------------------------------------------

                                                                   April 9, 2001

Dear Shareholder:

   Credit Suisse Warburg Pincus Global New Technologies Fund(1) (the "Fund") had a cumulative total return of -13.73% for the period beginning
December 22, 2000 (the Fund's inception date) and ending February 28, 2001.

   The Fund began operating within a difficult environment for stocks, especially technology stocks, hampered by worries over the global economy and a slowdown in capital-equipment outlays. That notwithstanding, we believe that highly innovative technology companies have significant long-term growth potential. As the world enters the information age, new bandwidth technologies like optical networking are needed to handle the global explosion of Internet traffic, which is projected to continue to grow at an accelerating rate. On other fronts, sophisticated electronic devices are being developed to enhance efficiencies in industries ranging from health care to aerospace. Investors who pick the right technology companies, whether established or emerging, have much to gain. For our part, we will continue to strive to identify companies with the best capital appreciation potential.

Todd Jacobson                                  Jeffrey T. Rose
Co-Portfolio Manager                           Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TECHNOLOGY, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.


----------------
(1) Name changed from Warburg Pincus Global New Technologies Fund effective March 26, 2001.

CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2001
--------------------------------------------------------------------------------

                                                                   April 9, 2001

Dear Shareholder:

   Credit Suisse Warburg Pincus Global Financial Services Fund(1) (the "Fund") had a cumulative total return of -7.90% for the period beginning December 28, 2000 (the Fund's inception date) and ending February 28, 2001.

   While the Fund began operating amid weak stock markets in the U.S. and elsewhere, we believe that a carefully chosen portfolio of global financial-services stocks stands to benefit investors over time. Just as U.S. financial-services companies have been central to, and have benefited from, unprecedented wealth creation, more and more foreign financial services companies are poised for growth, given ongoing market reforms abroad and global demographic trends. Within Europe and Japan, governments are implementing "supply side" tax cuts while advocating equity-based pension plans. Even emerging markets are embracing financial reforms. Meanwhile, global monetary authorities are more cooperative than ever.

   We believe these factors make global financial-services stocks a compelling asset class. Our efforts will be concentrated on attempting to identify companies with the best capital appreciation potential.

Craig Elkind                                   D. Susan Everly
Co-Portfolio Manager                           Co-Portfolio Manager

Katherine O'Donovan
Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN FINANCIAL SERVICES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

----------------
(1) Name changed from Warburg Pincus Global Financial Services Fund effective March 26, 2001.

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2001
--------------------------------------------------------------------------------

                                                                  April 16, 2001

Dear Shareholder:

   For the six months ended February 28, 2001, Credit Suisse Warburg Pincus European Equity Fund(1) (the "Fund") had a loss of 9.97%, versus a loss of 11.20% for the Morgan Stanley Capital International Europe Index (the "MSCIE").(2) The Fund's one-year total return through February 28, 2001 was -16.41%, versus a same period loss of 14.12% for the MSCIE. Since-inception (on January 28, 1999), the Fund's average annual total return through February 28, 2001 was 3.81%, versus same-period average annual total return of -0.87% for the MSCIE.

   Europe's equity markets struggled in the period, hampered by the global economic and profit uncertainty that weighed on stocks broadly. In terms of sector attribution, technology and telecommunications stocks were among the region's worst performers, as they were elsewhere. Relatively good showings came from more defensive sectors, such as financial services.

   Against this backdrop, the Fund had a loss, hindered by the lackluster environment for European equities and by weakness in specific holdings. On a positive note, the Fund modestly outperformed its benchmark, aided by its overweighting in financial-services stocks and its underweighting in the telecommunications area. The Fund was also helped by relatively good showing from its energy holdings and certain of its media, industrial and services stocks.

   Notwithstanding the poor environment for European equities in the period, we believe that the arguments for European Equities as an asset class remain compelling. Certainly, there are reasons for concern over the near-to-intermediate term. European markets have recently proved to be quite vulnerable to a slowing U.S. economy, despite the fact that only about 10% of Europe's exports are U.S.-bound. Investors have factored more earnings risk into equity prices across the region, and certain sectors in particular could remain under pressure.

   Taking a longer-term view, several forces stand to support Europe's equity markets. One is a global trend of monetary easing. The U.S. Federal Reserve has lowered interest rates three times thus far in 2001, in addition to a rash of rate reductions elsewhere (including the U.K.). We believe that the general trend will continue, and in time include the European Central Bank, serving to lessen investors' risk thresholds while spurring economic activity across a range of industries.

   In addition, we believe that Europe, and certain areas especially, will benefit from reforms aimed at keeping the region globally competitive. Evidence of this mindset is most visible in Germany, where various tax reforms are being

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
PORTFOLIO MANAGERS' LETTER (CONT'D)
February 28, 2001
--------------------------------------------------------------------------------

phased in. The changes include corporate and personal tax cuts as well as the elimination of capital-gains taxes on businesses. The latter move, set for 2002, will certainly fuel restructuring activity, creating significant shareholder value in specific companies. Investors could begin to favorably discount this development as 2001 progresses. We expect these and other types of reforms (e.g., pension reform) to spread region-wide over time.

   With regard to the portfolio, we remained focused on the region's major economies, including the U.K., a weighting we increased during the period based on macroeconomic and company-specific factors. We avoided Europe's emerging markets, but we may add some exposure soon, given the group's lower valuations and their potential to perform well as the global economy begins to recover.

   In terms of sector strategy, we favored the financial-services and industrial areas, where we deemed the prospects for a number of companies to be compelling. We remained underweighted in information technology, based on the group's earnings risk. Going forward, however, we expect to reduce our exposure to defensive industries such as energy, insurance and utilities, taking advantage of buying opportunities among stocks with lower valuations and higher capital appreciation potential.

   Sincerely yours,

   Nancy Nierman, Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES IN EUROPE, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN A MORE GEOGRAPHICALLY DIVERSIFIED EQUITY FUND.

-------------------
(1) Name changed from Warburg Pincus European Equity Fund effective March 26, 2001.
(2) The Morgan Stanley Capital International Europe Index is a market capitalization-weighted index of 15 European countries. The index is calculated on a total return basis with net dividends reinvested.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                         NUMBER OF
                                                           SHARES        VALUE
                                                        -----------  -----------
COMMON STOCKS (93.3%)
ARGENTINA (0.5%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.5%)
    Telecom Argentina Stet SA ADR                            69,100  $ 1,118,729
                                                                     -----------
    TOTAL ARGENTINA                                                    1,118,729
                                                                     -----------

AUSTRALIA (2.4%)
MEDIA (0.8%)
    News Corporation, Ltd. ADR                               62,500    1,998,125
                                                                     -----------

SOFTWARE (1.6%)
    Open Telecommunications, Ltd.(1)                      6,043,461    3,959,751
                                                                     -----------
    TOTAL AUSTRALIA                                                    5,957,876
                                                                     -----------

BELGIUM (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telindus Group NV - Strip VVPR(1)                           305            1
                                                                     -----------
    TOTAL BELGIUM                                                              1
                                                                     -----------

BERMUDA (1.2%)
COMMUNICATIONS EQUIPMENT (0.9%)
    Tycom, Ltd. ADR(1)                                      112,700    2,225,825
                                                                     -----------

DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.3%)
    Global Crossing, Ltd. ADR(1)                             44,200      717,366
                                                                     -----------
    TOTAL BERMUDA                                                      2,943,191
                                                                     -----------

BRAZIL (2.1%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.4%)
    Embratel Participacoes SA ADR(1)                         85,900    1,039,390
                                                                     -----------

WIRELESS TELECOMMUNICATIONS SERVICES (1.7%)
    Celular CRT Participacoes SA(1)                       3,881,385    1,542,310
    Tele Centro Oeste Celular Participacoes SA ADR          214,000    2,461,000
                                                                     -----------
                                                                       4,003,310
                                                                     -----------
    TOTAL BRAZIL                                                       5,042,700
                                                                     -----------

CANADA (3.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.8%)
    AXXENT, Inc. Class B(1)                                 580,000      238,708
    BCE, Inc.                                               108,700    2,900,816
    GT Group Telecom, Inc., Class B(1)                      127,400    1,289,925
                                                                     -----------
                                                                       4,429,449
                                                                     -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.8%)
    C-MAC Industries, Inc.(1)                                70,200    1,835,730
                                                                     -----------

SOFTWARE (1.1%)
    Descartes Systems Group, Inc.(1)                        103,000    1,564,439
    Descartes Systems Group, Inc.(1)                         71,800    1,081,487
                                                                     -----------
                                                                       2,645,926
                                                                     -----------
    TOTAL CANADA                                                       8,911,105
                                                                     -----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                         NUMBER OF
                                                           SHARES        VALUE
                                                        -----------  -----------
COMMON STOCKS (CONT'D)
FINLAND (1.1%)
COMMUNICATIONS EQUIPMENT (0.7%)
    Nokia Oyj ADR                                            38,300  $   842,600
    Nokia Oyj Class A                                        37,000      837,027
                                                                     -----------
                                                                       1,679,627
                                                                     -----------

SOFTWARE (0.4%)
    Comptel Oyj                                             128,200      965,550
                                                                     -----------
    TOTAL FINLAND                                                      2,645,177
                                                                     -----------

FRANCE (1.3%)
COMMUNICATIONS EQUIPMENT (0.4%)
    Alcatel SA                                               25,600      995,825
                                                                     -----------
CONSTRUCTION & ENGINEERING (0.9%)
    Bouygues                                                 58,600    2,284,356
                                                                     -----------
    TOTAL FRANCE                                                       3,280,181
                                                                     -----------

HONG KONG (1.1%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.6%)
    Asia Satellite Telecommunications Holdings, Ltd.        589,033    1,340,493
                                                                     -----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.5%)
    China Mobile, Ltd.(1)                                   227,000    1,242,740
                                                                     -----------
    TOTAL HONG KONG                                                    2,583,233
                                                                     -----------
INDIA (0.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.7%)
    Videsh Sanchar Nigam, Ltd. ADR                          122,028    1,580,263
                                                                     -----------
    TOTAL INDIA                                                        1,580,263
                                                                     -----------

ITALY (0.6%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.6%)
    Olivetti SpA                                            681,500    1,466,508
                                                                     -----------
    TOTAL ITALY                                                        1,466,508
                                                                     -----------

JAPAN (5.0%)
COMMUNICATIONS EQUIPMENT (0.7%)
    Matsushita Communication Industrial Co., Ltd.            24,700    1,804,735
                                                                     -----------

ELECTRICAL EQUIPMENT (0.8%)
    Furukawa Electric Co., Ltd.                             144,000    1,902,961
                                                                     -----------

HOUSEHOLD DURABLES (1.2%)
    Sony Corp.                                               26,400    1,901,937
    Sony Corp. ADR                                           14,400    1,029,744
                                                                     -----------
                                                                       2,931,681
                                                                     -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.7%)
    Tokyo Electron, Ltd.                                     26,700    1,791,520
                                                                     -----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                         NUMBER OF
                                                           SHARES        VALUE
                                                        -----------  -----------
COMMON STOCKS (CONT'D)

JAPAN (CONT'D)

WIRELESS TELECOMMUNICATIONS SERVICES (1.6%)
    NTT DoCoMo, Inc.                                            218  $ 3,773,012
                                                                     -----------
    TOTAL JAPAN                                                       12,203,909
                                                                     -----------
MEXICO (3.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.3%)
    Telefonos de Mexicano SA de CV ADR                      171,900    5,545,494
                                                                     -----------

WIRELESS TELECOMMUNICATIONS SERVICES (0.7%)
    Grupo Iusacell SA de CV ADR(1)                          159,232    1,616,205
                                                                     -----------
    TOTAL MEXICO                                                       7,161,699
                                                                     -----------

NETHERLANDS (0.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.4%)
    Completel Europe NV(1)                                  259,500    1,002,281
                                                                     -----------
    TOTAL NETHERLANDS                                                  1,002,281
                                                                     -----------

PORTUGAL (1.8%)
WIRELESS TELECOMMUNICATIONS SERVICES (1.8%)
    Telecel-Comunicacoes Pessoais SA                        394,100    4,385,251
                                                                     -----------
    TOTAL PORTUGAL                                                     4,385,251
                                                                     -----------

SOUTH KOREA (1.4%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
    Samsung Electronics Co.                                   8,000    1,192,929
                                                                     -----------

WIRELESS TELECOMMUNICATIONS SERVICES (0.9%)
    SK Telecom Co., Ltd.                                     12,700    2,152,016
                                                                     -----------
    TOTAL SOUTH KOREA                                                  3,344,945
                                                                     -----------

SPAIN (1.5%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.5%)
    Telefonica SA                                            95,166    1,623,411
    Telefonica SA ADR                                        37,282    1,892,061
                                                                     -----------
    TOTAL SPAIN                                                        3,515,472
                                                                     -----------

TAIWAN (1.3%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
    Realtek Semiconductor Corp.                             701,000    3,207,654
                                                                     -----------
    TOTAL TAIWAN                                                       3,207,654
                                                                     -----------

UNITED KINGDOM (3.9%)
DIVERSIFIED FINANCIALS (0.5%)
    Insignia Solutions, Inc. ADR(1)                         275,400    1,265,119
                                                                     -----------

DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.2%)
    Amdocs, Ltd.(1)                                          29,700    1,930,797
    Colt Telecom Group PLC ADR                               14,900    1,072,800
                                                                     -----------
                                                                       3,003,597
                                                                     -----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                         NUMBER OF
                                                           SHARES        VALUE
                                                        -----------  -----------
COMMON STOCKS (CONT'D)

UNITED KINGDOM (CONT'D)
INTERNET SOFTWARE & SERVICES (0.3%)
    NDS Group PLC ADR                                        19,900  $   818,387
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.2%)
    Bookham Technology PLC(1)                                29,800      219,632
    Bookham Technology PLC ADR(1)                            22,000      173,250
                                                                     -----------
                                                                         392,882
                                                                     -----------

WIRELESS TELECOMMUNICATIONS SERVICES (1.7%)
    Vodafone Group PLC                                    1,172,600    3,175,327
    Vodafone Group PLC ADR                                   35,400      966,774
                                                                     -----------
                                                                       4,142,101
                                                                     -----------
    TOTAL UNITED KINGDOM                                               9,622,086
                                                                     -----------

UNITED STATES (60.3%)
AUTOMOBILES (1.3%)
    General Motors Corp., Class H                           139,000    3,151,130
                                                                     -----------

COMMUNICATIONS EQUIPMENT (4.7%)
    Cisco Systems, Inc.(1)                                  106,100    2,513,244
    Harris Corp.                                            139,700    3,507,867
    L-3 Communications Holdings, Inc.(1)                     18,200    1,492,036
    QUALCOMM, Inc.(1)                                        29,200    1,600,525
    Turnstone Systems, Inc.(1)                              372,900    2,400,544
                                                                     -----------
                                                                      11,514,216
                                                                     -----------

COMPUTERS & PERIPHERALS (3.2%)
    EMC Corp.(1)                                             20,500      815,080
    Gateway, Inc.(1)                                        107,100    1,842,120
    McDATA Corp., Class A(1)                                    754       13,478
    Palm, Inc.(1)                                           132,800    2,307,400
    Sun Microsystems, Inc.(1)                               139,300    2,768,587
                                                                     -----------
                                                                       7,746,665
                                                                     -----------

DIVERSIFIED TELECOMMUNICATIONS SERVICES (20.4%)
    Advanced Fibre Communications, Inc.(1)                   97,000    1,836,937
    ALLTEL Corp.                                             25,300    1,358,610
    AT&T Corp.                                               59,300    1,363,900
    BellSouth Corp.                                          93,600    3,927,456
    CenturyTel, Inc.                                         61,400    1,769,548
    Intermedia Communications, Inc.(1)                      145,800    2,305,462
    JDS Uniphase Corp.(1)                                    59,800    1,599,650
    McLeodUSA, Inc., Class A(1)                             147,800    1,939,875
    NTL, Inc.(1)                                             24,700      641,953
    Qwest Communications International, Inc.(1)             161,052    5,954,092
    SBC Communications, Inc.                                 91,521    4,365,552
    Sprint Corp. (FON Group)                                115,000    2,571,400
    Sprint Corp. (PCS Group)(1)                             104,100    2,621,238
    SPX Corp.(1)                                             35,000    3,395,000
    Time Warner Telecom, Inc.(1)                             37,800    2,445,187

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (CONT'D)

UNITED STATES (CONT'D)

DIVERSIFIED TELECOMMUNICATIONS SERVICES (cont'd)
    Verizon Communications                                  83,500  $  4,133,250
    Winstar Communications, Inc.(1)                        112,900     1,425,362
    WorldCom, Inc.(1)                                      100,000     1,662,500
    XO Communications, Inc., Class A(1)                    279,000     4,150,125
                                                                    ------------
                                                                      49,467,097
                                                                    ------------

ELECTRICAL EQUIPMENT (0.4%)
    Comverse Technology, Inc.(1)                            13,900     1,041,631
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
    Sanmina Corp.(1)                                       120,000     3,577,500
                                                                    ------------

INDUSTRIAL CONGLOMERATES (0.8%)
    Minnesota Mining & Manufacturing Co.                    16,900     1,905,475
                                                                    ------------

INTERNET SOFTWARE & SERVICES (1.6%)
    AOL Time Warner, Inc.(1)                                66,108     2,910,735
    BEA Systems, Inc.(1)                                    26,200     1,005,425
                                                                    ------------
                                                                       3,916,160
                                                                    ------------

IT CONSULTING & SERVICES (1.2%)
    KPMG Consulting, Inc.(1)                               100,000     2,306,250
    VeriSign, Inc.(1)                                       12,900       618,797
                                                                    ------------
                                                                       2,925,047
                                                                    ------------

MEDIA (12.1%)
    AT&T Corp. - Liberty Media Group, Class A(1)           486,900     7,157,430
    Clear Channel Communications, Inc.(1)                   63,100     3,606,165
    Comcast Corp., Class A(1)                              150,000     6,496,875
    Fox Entertainment Group, Inc.(1)                       100,600     2,404,340
    Gemstar-TV Guide International, Inc.(1)                 69,576     3,148,314
    Viacom, Inc., Class B(1)                                85,000     4,224,500
    Walt Disney Co.                                         76,400     2,364,580
                                                                    ------------
                                                                      29,402,204
                                                                    ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
    Intel Corp.                                             76,300     2,179,319
                                                                    ------------

SOFTWARE (4.1%)
    Electronic Arts, Inc.(1)                                39,400     1,970,000
    i2 Technologies, Inc.(1)                                30,000       806,250
    Microsoft Corp.(1)                                      83,600     4,932,400
    Oracle Corp.(1)                                        112,300     2,133,700
                                                                    ------------
                                                                       9,842,350
                                                                    ------------

WIRELESS TELECOMMUNICATIONS SERVICES (8.1%)
    American Tower Corp. Class A                            60,000     1,736,400
    Crown Castle International Corp.(1)                     87,500     2,198,438
    Leap Wireless International, Inc.(1)                   118,500     3,621,656
    Nextel Communications, Inc., Class A(1)                104,500     2,514,531
    Nextel Partners, Inc., Class A(1)                      200,000     3,887,500

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (CONT'D)

UNITED STATES (CONT'D)

WIRELESS TELECOMMUNICATIONS SERVICES (cont'd)
    Redback Networks, Inc.(1)                               46,300  $  1,428,789
    United States Cellular Corp.(1)                         25,200     1,493,856
    Western Wireless Corp., Class A(1)                      65,200     2,750,625
                                                                    ------------
                                                                      19,631,795
                                                                    ------------
    TOTAL UNITED STATES                                              146,300,589
                                                                    ------------

TOTAL COMMON STOCKS (Cost $299,374,133)                              226,272,850
                                                                    ------------

RIGHTS/WARRANTS (0.0%)
ITALY (0.0%)

DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Olivetti SpA Rts.(1)                                   681,500         3,134
    Olivetti SpA Rts.(1)                                   681,500         5,327
                                                                    ------------
    TOTAL ITALY                                                            8,461
                                                                    ------------

THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd. Rts.(1)           1,599,978            --
                                                                    ------------
    TOTAL THAILAND                                                            --
                                                                    ------------

UNITED KINGDOM (0.0%)
DIVERSIFIED FINANCIALS (0.0%)
    Insignia Solutions, Inc. Wts.(1)                       137,700            --
                                                                    ------------
TOTAL RIGHTS/WARRANTS (Cost $0)                                            8,461
                                                                    ------------

                                                          PAR
                                                         (000)
                                                      ------------
SHORT-TERM INVESTMENT (5.2%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.660% 03/01/01 (Cost $12,657,000)                   $12,657    12,657,000
                                                                    ------------

TOTAL INVESTMENTS AT VALUE (98.5%)
  (Cost $312,031,133(2))                                             238,938,311

OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)                           3,538,330
                                                                    ------------

NET ASSETS (100.0%)                                                 $242,476,641
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1)  Non-Income Producing Security

(2) Cost for Federal Income tax purposes at February 28, 2001 is $314,910,315. The gross appreciation (depreciation) on a tax basis is as follows:

     Gross Appreciation                                             $  8,257,093
     Gross Depreciation                                              (84,229,097)
                                                                    ------------
     Net Depreciation                                               $(75,972,004)
                                                                    ============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES        VALUE
                                                       -----------  ------------
COMMON STOCKS (88.5%)
ISRAEL (0.6%)
PHARMACEUTICALS (0.6%)
    Teva Pharmaceutical Industries, Ltd. ADR                10,700  $    682,125
                                                                    ------------
    TOTAL ISRAEL                                                         682,125
                                                                    ------------

SWITZERLAND (1.0%)
PHARMACEUTICALS (1.0%)
    Serono SA                                                1,400     1,146,822
                                                                    ------------
    TOTAL SWITZERLAND                                                  1,146,822
                                                                    ------------

UNITED KINGDOM (1.7%)
PHARMACEUTICALS (1.7%)
    AstraZeneca PLC                                         42,900     1,984,125
                                                                    ------------
    TOTAL UNITED KINGDOM                                               1,984,125
                                                                    ------------

UNITED STATES (85.2%)
BUSINESS SERVICES (1.1%)
    Express Scripts, Inc. Class A(1)                        13,600     1,219,750
                                                                    ------------

COMMUNICATIONS & MEDIA (0.7%)
    WebMD Corp.(1)                                          87,900       837,797
                                                                    ------------

HEALTHCARE (25.2%)
    Abbott Laboratories                                      9,100       445,809
    Aetna, Inc.(1)                                           9,800       364,854
    Affymetrix, Inc.(1)                                     18,800     1,077,181
    Allergan, Inc.                                          10,400       904,280
    ALZA Corp.(1)                                           64,400     2,547,020
    Baxter International, Inc.                              16,000     1,473,440
    CIGNA Corp.                                             17,100     1,875,357
    Ciphergen Biosystems, Inc.(1)                            8,700        54,919
    Community Health Care(1)                                71,700     2,018,355
    Curon Medical, Inc.(1)                                  98,400       492,000
    Dynacare, Inc.(1)                                      100,000       650,000
    HCA - The Healthcare Co.                                50,400     1,995,840
    Health Management Associates, Inc. Class A(1)          150,000     2,595,000
    Health Net, Inc.(1)                                     43,900       964,483
    Hooper Holmes, Inc.                                    161,800     1,294,400
    IVAX Corp.(1)                                           68,800     2,580,000
    LifePoint Hospitals, Inc.(1)                            50,700     1,970,962
    MiniMed, Inc.(1)                                        41,500     1,468,062
    Specialty Laboratories, Inc.(1)                         14,000       384,300
    Tenet Healthcare Corp.(1)                               21,500       991,795
    UnitedHealth Group, Inc.                                19,000     1,125,370
    Wellpoint Health Networks, Inc.(1)                      14,000     1,383,900
                                                                    ------------
                                                                      28,657,327
                                                                    ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES        VALUE
                                                       -----------  ------------
COMMON STOCKS (CONT'D)

UNITED STATES (CONT'D)
INDUSTRIAL MFG. & PROCESSING (2.7%)
    Millipore Corp.                                         26,400  $  1,386,000
    Waters Corp.(1)                                         25,400     1,672,844
                                                                    ------------
                                                                       3,058,844
                                                                    ------------

PHARMACEUTICALS (55.5%)
    Abgenix, Inc.(1)                                        22,800       775,200
    Aclara Biosciences, Inc.(1)                             49,700       267,137
    Alpharma, Inc. Class A                                  48,200     1,602,650
    American Home Products Corp.                            43,600     2,693,172
    Amgen, Inc.(1)                                          19,300     1,390,806
    Angiotech Pharmaceuticals, Inc.(1)                      30,700     1,279,806
    Applera Corp-Celera Genomics Group(1)                   36,100     1,570,350
    Applera Corp. - Applied Biosystems Group                37,600     2,598,160
    Array BioPharma, Inc.(1)                                61,000       404,125
    Aurora Biosciences Corp.(1)                              8,400       153,300
    Barr Laboratories, Inc.(1)                              16,000       889,600
    Cardinal Health, Inc.                                   20,600     2,090,900
    Celgene Corp.(1)                                        27,600       721,050
    Dyax Corp.(1)                                           23,900       358,500
    Enzon, Inc.(1)                                           6,400       406,800
    Forest Laboratories, Inc.(1)                            43,600     3,031,508
    Genentech, Inc.(1)                                      53,200     2,793,000
    GenStar Therapeutics Corp.(1)                           38,600       229,670
    Genzyme Corp.(1)                                        26,400     2,321,550
    Gilead Sciences, Inc.(1)                                46,600     1,741,675
    Harvard Bioscience, Inc.(1)                             23,500       202,687
    IDEC Pharmaceuticals Corp.(1)                           86,100     4,853,887
    Immunex Corp.(1)                                        32,100     1,045,256
    ImmunoGen, Inc.(1)                                     124,000     1,953,000
    Immunomedics, Inc.(1)                                   53,000       685,688
    Inhale Therapeutic Systems, Inc.(1)                     12,600       351,225
    Inspire Pharmaceuticals, Inc.(1)                        62,000       581,250
    Invitrogen Corp.(1)                                     24,100     1,940,050
    King Pharmaceuticals, Inc.(1)                           73,687     3,382,233
    Medarex, Inc.(1)                                        27,000       690,188
    Medimmune, Inc.(1)                                      25,300     1,105,294
    Merck & Co., Inc.                                        9,000       721,800
    Millennium Pharmaceuticals, Inc.(1)                     20,000       675,000
    Mylan Laboratories, Inc.                                88,600     2,073,240
    OSI Pharmaceuticals, Inc.(1)                             6,500       283,563
    Pfizer, Inc.                                            95,725     4,307,625
    Pharmacia Corp.                                         43,197     2,233,285
    Pharsight Corp.(1)                                      30,200        86,825
    PRAECIS Pharmaceuticals, Inc.(1)                        55,000     1,515,938
    Progenics Pharmaceuticals, Inc.(1)                      15,300       225,675
    QLT, Inc.(1)                                            11,300       329,819
    Schering-Plough Corp.                                   11,700       470,925
    Sepracor, Inc.(1)                                        7,000       363,563

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES        VALUE
                                                       -----------  ------------
COMMON STOCKS (CONT'D)

UNITED STATES (CONT'D)
PHARMACEUTICALS (cont'd)
    Techne Corp.(1)                                         28,900  $    778,494
    Titan Pharmaceuticals, Inc.(1)                          19,900       616,900
    Vertex Pharmaceuticals, Inc.(1)                         26,500     1,318,375
    Virologic, Inc.(1)                                      39,100       130,741
    Watson Pharmaceuticals, Inc.(1)                         37,100     2,059,050
    XOMA, Ltd.(1)                                          139,800     1,009,181
                                                                    ------------
                                                                      63,309,716
                                                                    ------------
    TOTAL UNITED STATES                                               97,083,434
                                                                    ------------

TOTAL COMMON STOCKS (Cost $88,842,820)                               100,896,506
                                                                    ------------

                                                           PAR
                                                          (000)
                                                       -----------
SHORT-TERM INVESTMENT (11.5%)
    State Street Bank and Trust Co.
      Euro Time Deposit
      5.375% 03/01/01 (Cost $13,102,000)                   $13,102    13,102,000
                                                                    ------------

TOTAL INVESTMENTS AT VALUE (100.0%)
  (Cost $101,944,820(2))                                             113,998,506
                                                                    ------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)                              37,536
                                                                    ------------

NET ASSETS (100.0%)                                                 $114,036,042
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1)  Non-Income Producing Security

(2) Cost for Federal Income tax purposes at February 28, 2001 is $102,018,160. The gross appreciation (depreciation) on a tax basis is as follows:

     Gross Appreciation                                             $ 23,843,468
     Gross Depreciation                                              (11,863,122)
                                                                    ------------
     Net Appreciation                                               $ 11,980,346
                                                                    ============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND
SCHEDULE OF INVESTMENTS
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (82.3%)
BERMUDA (2.3%)
COMMUNICATIONS EQUIPMENT (2.3%)
    Tycom, Ltd. ADR(1)                                       3,200  $     63,200
                                                                    ------------
    TOTAL BERMUDA                                                         63,200
                                                                    ------------

FINLAND (1.8%)
COMMUNICATIONS EQUIPMENT (1.8%)
    Nokia Oyj ADR                                            2,300        50,600
                                                                    ------------
    TOTAL FINLAND                                                         50,600
                                                                    ------------

FRANCE (2.0%)
MEDIA (2.0%)
    Havas Advertising SA                                     4,000        55,912
                                                                    ------------
    TOTAL FRANCE                                                          55,912
                                                                    ------------

GERMANY (0.9%)
DIVERSIFIED FINANCIALS (0.9%)
    Deutsche Boerse AG                                          75        26,071
                                                                    ------------
    TOTAL GERMANY                                                         26,071
                                                                    ------------

ISRAEL (1.2%)
IT CONSULTING & SERVICES (1.2%)
    Check Point Software Technologies, Ltd.(1)                 500        32,063
                                                                    ------------
    TOTAL ISRAEL                                                          32,063
                                                                    ------------

JAPAN (17.0%)
COMMUNICATIONS EQUIPMENT (2.6%)
    Matsushita Communication Industrial Co., Ltd.            1,000        73,066
                                                                    ------------

COMPUTERS & PERIPHERALS (1.7%)
    Net One Systems Co., Ltd.                                    2        47,403
                                                                    ------------

ELECTRICAL EQUIPMENT (2.0%)
    Furukawa Electric Co., Ltd.                              2,000        26,430
    Mitsubishi Electric Corp.                                5,000        29,158
                                                                    ------------
                                                                          55,588
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
    ANRITSU Corp.                                            2,000        32,228
    Nikon Corp.                                              2,000        23,719
                                                                    ------------
                                                                          55,947
                                                                    ------------

HOUSEHOLD DURABLES (2.1%)
    BANDAI Co., Ltd.                                         1,600        58,930
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (1.2%)
    Nintendo Co., Ltd.                                         200        32,688
                                                                    ------------
MEDIA (1.1%)
    Kadokawa Shoten Publishing Co., Ltd.                     1,100        29,354
                                                                    ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (CONT'D)

JAPAN (CONT'D)

SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.4%)
    Rohm Co., Ltd.                                             200  $     32,398
    Tokyo Electron, Ltd.                                       500        33,549
                                                                    ------------
                                                                          65,947
                                                                    ------------

WIRELESS TELECOMMUNICATIONS SERVICES (1.9%)
    NTT DoCoMo, Inc.                                             3        51,922
                                                                    ------------
    TOTAL JAPAN                                                          470,845
                                                                    ------------

UNITED KINGDOM (5.4%)

DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.6%)
    Amdocs, Ltd.(1)                                            700        45,507
                                                                    ------------

IT CONSULTING & SERVICES (2.1%)
    CMG PLC                                                  5,400        58,725
                                                                    ------------

SOFTWARE (1.7%)
    Logica PLC                                               2,400        47,769
                                                                    ------------
    TOTAL UNITED KINGDOM                                                 152,001
                                                                    ------------

UNITED STATES (51.7%)
COMMUNICATIONS EQUIPMENT (3.5%)
    Cisco Systems, Inc.(1)                                   1,500        35,531
    QUALCOMM, Inc.(1)                                        1,100        60,294
                                                                    ------------
                                                                          95,825
                                                                    ------------

COMPUTERS & PERIPHERALS (3.0%)
    Dell Computer Corp.(1)                                   1,300        28,438
    EMC Corp.(1)                                             1,400        55,664
                                                                    ------------
                                                                          84,102
                                                                    ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES (4.8%)
    SBC Communications, Inc.                                 1,000        47,700
    Sprint Corp. (PCS Group)(1)                              1,300        32,734
    Time Warner Telecom, Inc.(1)                               800        51,750
                                                                    ------------
                                                                         132,184
                                                                    ------------

ELECTRICAL EQUIPMENT (2.4%)
    Comverse Technology, Inc.(1)                               900        67,444
                                                                    ------------

INTERNET SOFTWARE & SERVICES (3.6%)
    AOL Time Warner, Inc.(1)                                 1,800        79,254
    BEA Systems, Inc.(1)                                       500        19,188
                                                                    ------------
                                                                          98,442
                                                                    ------------

MEDIA (11.9%)
    AT&T Corp. - Liberty Media Group, Class A(1)             4,000        58,800
    Comcast Corp., Class A(1)                                3,700       160,256
    Cox Communications, Inc. Class A(1)                      1,300        53,976
    Interpublic Group of Cos., Inc.                          1,500        56,400
                                                                    ------------
                                                                         329,432
                                                                    ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (CONT'D)

UNITED STATES (CONT'D)
MISCELLANEOUS (1.7%)
    Nasdaq-100 Shares(1)                                     1,000  $     47,350
                                                                    ------------

PHARMACEUTICALS (3.6%)
    American Home Products Corp.                             1,600        98,832
                                                                    ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.0%)
    Intel Corp.                                              2,900        82,831
                                                                    ------------

SOFTWARE (14.2%)
    Electronic Arts, Inc.(1)                                 2,500       125,000
    i2 Technologies, Inc.(1)                                 1,200        32,250
    Microsoft Corp.(1)                                       2,000       118,000
    Oracle Corp.(1)                                          2,700        51,300
    Veritas Software Corp.(1)                                1,000        64,938
                                                                    ------------
                                                                         391,488
                                                                    ------------
    TOTAL UNITED STATES                                                1,427,930
                                                                    ------------

TOTAL COMMON STOCKS (Cost $2,632,492)                                  2,278,622
                                                                    ------------

TOTAL INVESTMENTS AT VALUE (82.3%) (Cost $2,632,492(2))                2,278,622

OTHER ASSETS IN EXCESS OF LIABILITIES (17.7%)                            488,876
                                                                    ------------
NET ASSETS (100.0%)                                                 $  2,767,498
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1)  Non-Income Producing Security

(2) Also cost for Federal Income tax purposes at February 28, 2001. The gross appreciation (depreciation) on a tax basis is as follows:

      Gross Appreciation                                            $     98,627
      Gross Depreciation                                                (452,497)
                                                                    ------------
      Net Depreciation                                              $   (353,870)
                                                                    ============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (99.4%)
AUSTRALIA (2.0%)
BANKS (1.0%)
    National Australia Bank, Ltd.                            1,280  $     20,189
                                                                    ------------

INSURANCE (1.0%)
    AMP, Ltd.                                                1,800        18,704
                                                                    ------------
    TOTAL AUSTRALIA                                                       38,893
                                                                    ------------

BELGIUM (2.6%)
BANKS (1.6%)
    Dexia                                                      185        30,742
                                                                    ------------

DIVERSIFIED FINANCIALS (1.0%)
    Fortis                                                     660        19,070
                                                                    ------------
    TOTAL BELGIUM                                                         49,812
                                                                    ------------

BERMUDA (1.3%)
DIVERSIFIED FINANCIALS (1.3%)
    Partnerre, Ltd. ADR                                        500        26,405
                                                                    ------------
    TOTAL BERMUDA                                                         26,405
                                                                    ------------

BRAZIL (0.9%)
INDUSTRIAL CONGLOMERATES (0.9%)
    Itausa Investimentos Itau SA                            18,820        16,925
                                                                    ------------
    TOTAL BRAZIL                                                          16,925
                                                                    ------------

CANADA (2.0%)
BANKS (2.0%)
    Royal Bank of Canada                                     1,300        39,788
                                                                    ------------
    TOTAL CANADA                                                          39,788
                                                                    ------------

FRANCE (3.0%)
BANKS (1.0%)
    BNP Paribas SA                                             250        20,415
                                                                    ------------

INSURANCE (2.0%)
    AXA                                                        310        39,113
                                                                    ------------
    TOTAL FRANCE                                                          59,528
                                                                    ------------

GERMANY (2.9%)
BANKS (0.9%)
    Deutsche Bank AG                                           220        18,216
                                                                    ------------

INSURANCE (2.0%)
    Muenchener Rueckversicherungs-Gesellschaft AG              120        38,844
                                                                    ------------
    TOTAL GERMANY                                                         57,060
                                                                    ------------

IRELAND (1.1%)
DIVERSIFIED FINANCIALS (1.1%)
    Irish Life & Permanent PLC                               1,720        21,021
                                                                    ------------
    TOTAL IRELAND                                                         21,021
                                                                    ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------

COMMON STOCKS (CONT'D)
ITALY (2.8%)
DIVERSIFIED FINANCIALS (1.4%)
    Banca Intesa SpA                                         6,580  $     27,593
                                                                    ------------

INSURANCE (1.4%)
    Assicurazioni Generali SpA                                 800        27,846
                                                                    ------------
    TOTAL ITALY                                                           55,439
                                                                    ------------

JAPAN (1.0%)
DIVERSIFIED FINANCIALS (1.0%)
    Nomura Securities Co., Ltd.                              1,000        19,652
                                                                    ------------
    TOTAL JAPAN                                                           19,652
                                                                    ------------

MEXICO (1.2%)
BANKS (1.2%)
    Grupo Financiero Banamex Accival SA de CV Class O       13,160        24,132
                                                                    ------------
    TOTAL MEXICO                                                          24,132
                                                                    ------------

NETHERLANDS (1.4%)
BANKS (1.4%)
    ABN AMRO Holdings NV                                     1,220        26,814
                                                                    ------------
    TOTAL NETHERLANDS                                                     26,814
                                                                    ------------

SPAIN (1.1%)
BANKS (1.1%)
    Banco Santander Central Hispano SA                       2,030        20,740
                                                                    ------------
    TOTAL SPAIN                                                           20,740
                                                                    ------------

SWEDEN (3.0%)
BANKS (3.0%)
    Nordea AB                                                5,430        39,745
    Skandinaviska Enskilda Banken                            1,640        18,090
                                                                    ------------
    TOTAL SWEDEN                                                          57,835
                                                                    ------------

SWITZERLAND (3.7%)
BANKS (3.7%)
    UBS AG                                                     460        73,056
                                                                    ------------
    TOTAL SWITZERLAND                                                     73,056
                                                                    ------------

UNITED KINGDOM (10.7%)
BANKS (2.9%)
    Royal Bank of Scotland Group PLC                         2,610        57,219
                                                                    ------------

DIVERSIFIED FINANCIALS (4.8%)
    Abbey National PLC                                       2,900        48,812
    HSBC Holdings PLC                                        3,380        44,899
                                                                    ------------
                                                                          93,711
                                                                    ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (CONT'D)

UNITED KINGDOM (CONT'D)
INSURANCE (3.0%)
    Royal & Sun Alliance Insurance Group PLC                 4,890  $     37,028
    Wellington Underwriting PLC                             10,640        21,638
                                                                    ------------
                                                                          58,666
                                                                    ------------
    TOTAL UNITED KINGDOM                                                 209,596
                                                                    ------------

UNITED STATES (58.7%)
BANKS (24.3%)
    Bank of America Corp.                                    1,500        74,925
    Citigroup, Inc.                                          2,600       127,868
    FleetBoston Financial Corp.                              2,450       101,062
    J.P. Morgan Chase & Co.                                  1,610        75,123
    U.S. Bancorp                                             2,404        55,773
    Wells Fargo & Co.                                          800        39,712
                                                                    ------------
                                                                         474,463
                                                                    ------------

CONGLOMERATES (2.6%)
    General Electric Co.                                     1,100        51,150
                                                                    ------------

DIVERSIFIED FINANCIALS (26.2%)
    A.G. Edwards, Inc.                                         650        25,265
    American Express Co.                                     1,000        43,880
    American General Corp.                                     500        38,120
    American International Group, Inc.                       1,000        81,800
    Berkshire Hathaway, Inc., Class B(1)                        20        46,780
    Freddie Mac                                                800        52,680
    Household International, Inc.                            1,100        63,712
    Marsh & McLennan Cos., Inc.                                400        42,800
    MBIA, Inc.                                                 300        22,794
    Merrill Lynch & Co., Inc.                                  600        35,940
    Morgan Stanley, Dean Witter & Co.                          500        32,565
    Stilwell Financial, Inc.                                   800        25,520
                                                                    ------------
                                                                         511,856
                                                                    ------------

INSURANCE (5.6%)
    AFLAC, Inc.                                                520        31,283
    Ambac Financial Group, Inc.                                450        25,380
    AON Corp.                                                  600        20,562
    Hartford Financial Services, Inc.                          500        31,925
                                                                    ------------
                                                                         109,150
                                                                    ------------
    TOTAL UNITED STATES                                                1,146,619
                                                                    ------------

TOTAL COMMON STOCKS (Cost $2,080,011)                                  1,943,315
                                                                    ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                       VALUE
                                                                    ------------

TOTAL INVESTMENTS AT VALUE (99.4%)
  (Cost $2,080,011(2))                                              $  1,943,315

OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)                              12,321
                                                                    ------------

NET ASSETS (100.0%)                                                 $  1,955,636
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1)  Non-Income Producing Security

(2) Also cost for Federal Income tax purposes at February 28, 2001. The gross appreciation (depreciation) on a tax basis is as follows:

      Gross Appreciation                                            $     21,057
      Gross Depreciation                                                (157,753)
                                                                    ------------
      Net Depreciation                                              $   (136,696)
                                                                    ============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (87.1%)
DENMARK (3.4%)
COMMERCIAL SERVICES & SUPPLIES (3.4%)
    ISS AS                                                  11,505  $    753,994
                                                                    ------------
    TOTAL DENMARK                                                        753,994
                                                                    ------------

FINLAND (3.2%)
COMMUNICATIONS EQUIPMENT (1.0%)
    Nokia Oyj Class A                                        9,388       212,379
                                                                    ------------

INSURANCE (2.2%)
    Sampo-Leonia Insurance                                   9,150       483,829
                                                                    ------------
    TOTAL FINLAND                                                        696,208
                                                                    ------------

FRANCE (13.7%)
BANKS (2.3%)
    BNP Paribas SA                                           6,254       510,709
                                                                    ------------

ELECTRICAL EQUIPMENT (1.1%)
    Alstom                                                   9,154       252,543
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (2.5%)
    Coflexip SA ADR                                          7,875       566,016
                                                                    ------------

MEDIA (6.3%)
    Havas Advertising SA                                    16,050       224,347
    Lagardere Groupe SCA                                    11,151       652,189
    Vivendi Universal SA                                     8,100       510,989
                                                                    ------------
                                                                       1,387,525
                                                                    ------------

OIL & GAS (1.5%)
    TotalFinaElf SA                                          2,343       330,737
                                                                    ------------
    TOTAL FRANCE                                                       3,047,530
                                                                    ------------

GERMANY (12.6%)
COMMERCIAL SERVICES & SUPPLIES (1.6%)
    Deutsche Post AG(1)                                     16,550       353,245
                                                                    ------------

DIVERSIFIED FINANCIALS (0.9%)
    Deutsche Boerse AG                                         560       194,663
                                                                    ------------

INSURANCE (10.1%)
    Ergo Versicherungs Gruppe AG                             3,135       474,249
    Hannover Rueckversicherungs AG                           6,665       615,983
    Marschollek, Lautenschlaeger und Partner AG              4,214       446,426
    Muenchener Rueckversicherungs-Gesellschaft AG            2,155       697,578
                                                                    ------------
                                                                       2,234,236
                                                                    ------------
    TOTAL GERMANY                                                      2,782,144
                                                                    ------------

ITALY (4.6%)
INSURANCE (1.5%)
    Riunione Adriatica di Sicurta SpA                       24,600       334,585
                                                                    ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (CONT'D)

ITALY (CONT'D)

TRANSPORTATION INFRASTRUCTURE (3.1%)
    Concessioni e Costruzioni Autostrade SpA               106,251  $    689,827
                                                                    ------------
    TOTAL ITALY                                                        1,024,412
                                                                    ------------

NETHERLANDS (9.2%)
BANKS (2.1%)
    ABN AMRO Holdings NV                                    21,450       471,442
                                                                    ------------

FOOD & DRUG RETAILING (3.3%)
    Koninklijke Ahold NV                                    22,850       736,297
                                                                    ------------

HOUSEHOLD DURABLES (2.2%)
    Koninklijke (Royal) Philips Electronics NV              14,894       489,929
                                                                    ------------

MACHINERY (1.6%)
    IHC Caland NV                                            6,850       362,840
                                                                    ------------
    TOTAL NETHERLANDS                                                  2,060,508
                                                                    ------------

PORTUGAL (2.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.0%)
    Portugal Telecom SGPS SA                                47,104       453,964
                                                                    ------------
    TOTAL PORTUGAL                                                       453,964
                                                                    ------------

SPAIN (5.5%)
BANKS (3.3%)
    Banco Bilbao Vizcaya Argentaria SA                      49,903       742,519
                                                                    ------------

ELECTRIC UTILITIES (2.2%)
    Union Electrica Fenosa SA                               24,500       478,771
                                                                    ------------
    TOTAL SPAIN                                                        1,221,290
                                                                    ------------

SWEDEN (2.8%)
BANKS (2.8%)
    Nordea AB                                               85,900       628,751
                                                                    ------------
    TOTAL SWEDEN                                                         628,751
                                                                    ------------

SWITZERLAND (1.6%)
BANKS (1.6%)
    UBS AG                                                   2,200       349,396
                                                                    ------------

    TOTAL SWITZERLAND                                                    349,396
                                                                    ------------

UNITED KINGDOM (28.5%)
AEROSPACE & DEFENSE (1.1%)
    BAE Systems PLC                                         57,505       243,844
                                                                    ------------

BANKS (4.5%)
    Lloyds TSB Group PLC                                    36,494       345,290
    Royal Bank of Scotland Group PLC                        29,550       647,828
                                                                    ------------
                                                                         993,118
                                                                    ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES       VALUE
                                                       -----------  ------------
COMMON STOCKS (CONT'D)

UNITED KINGDOM (CONT'D)

DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.6%)
    Amdocs, Ltd.(1)                                          3,400  $    221,034
    Genetix Group PLC(1)                                    43,750       130,304
                                                                    ------------
                                                                         351,338
                                                                    ------------

ELECTRIC UTILITIES (2.6%)
    International Power PLC(1)                             170,000       588,462
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
    Firstgroup PLC                                          56,300       247,666
                                                                    ------------

HOUSEHOLD DURABLES (1.1%)
    Mentmore Abbey PLC                                      74,600       235,098
                                                                    ------------

INSURANCE (1.9%)
    Prudential PLC                                          30,106       412,077
                                                                    ------------

IT CONSULTING & SERVICES (1.6%)
    Misys PLC                                               40,480       350,600
                                                                    ------------

MEDIA (5.0%)
    Incepta Group PLC                                      259,200       400,016
    Reed International PLC                                  72,050       721,194
                                                                    ------------
                                                                       1,121,210
                                                                    ------------

PHARMACEUTICALS (5.2%)
    Astrazeneca Group PLC                                   15,931       723,560
    GlaxoSmithKline PLC(1)                                  15,934       437,803
                                                                    ------------
                                                                       1,161,363
                                                                    ------------

ROAD & RAIL (1.9%)
    Railtrack Group PLC                                     31,350       413,730
                                                                    ------------

WIRELESS TELECOMMUNICATIONS SERVICES (0.9%)
    Vodafone Group PLC                                      71,726       194,229
                                                                    ------------
    TOTAL UNITED KINGDOM                                               6,312,735
                                                                    ------------

TOTAL COMMON STOCKS (Cost $18,357,404)                                19,330,932
                                                                    ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                           PAR
                                                          (000)        VALUE
                                                       -----------  ------------
SHORT-TERM INVESTMENT (15.4%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.660% 03/01/01 (Cost $3,411,000)                $     3,411  $  3,411,000
                                                                    ------------

TOTAL INVESTMENTS AT VALUE (102.5%)
  (Cost $21,768,404(2))                                               22,741,932

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.5%)                           (551,123)
                                                                    ------------

NET ASSETS (100.0%)                                                 $ 22,190,809
                                                                    ============


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1)  Non-Income Producing Security

(2) Cost for Federal Income tax purposes at February 28, 2001 is $21,944,862. The gross appreciation (depreciation) on a tax basis is as follows:

      Gross Appreciation                                            $  1,729,238
      Gross Depreciation                                                (932,168)
                                                                    ------------
      Net Appreciation                                              $    797,070
                                                                    ============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                               GLOBAL
                                                         TELECOMMUNICATIONS
                                                                FUND
                                                         ------------------
ASSETS

    Investments, at value (Cost - $312,031,133,
      $101,944,820, $2,632,492, $2,080,011
      and $21,768,404, respectively)                         $238,938,311
    Cash                                                               --
    Receivable for investments sold                             8,849,688
    Receivable for Fund shares sold                               158,836
    Receivable from investment adviser                                 --
    Receivable on forward currency contracts                           --
    Deferred organizational/offering costs                             --
    Dividends and interest receivable                              86,608
    Prepaid expenses and other assets                              57,749
                                                            -------------
      Total Assets                                            248,091,192
                                                            -------------

LIABILITIES

    Due to custodian                                               29,734
    Advisory fee payable                                          201,910
    Administration fee payable                                      5,727
    Distribution fee payable                                       52,660
    Payable for investments purchased                           4,483,868
    Payable for Fund shares repurchased                           527,746
    Deferred offering cost payable                                     --
    Accrued expenses payable                                      312,906
                                                            -------------
      Total Liabilities                                         5,614,551
                                                            -------------

NET ASSETS

    Capital stock, $0.001 par value                                 5,902
    Paid-in capital                                           379,796,140
    Undistributed net investment loss                          (1,950,119)
    Accumulated net realized loss from investments
      and foreign currency related transactions               (62,270,895)
    Net unrealized appreciation/(depreciation)
      on investments and foreign currency
      related translations                                    (73,104,387)
                                                            -------------
      Net Assets                                             $242,476,641
                                                            =============

COMMON SHARES

    Net assets                                               $242,476,641
                                                            -------------
    Shares outstanding                                          5,900,614
                                                            -------------
    Net asset value, offering price and
      redemption price per share                                   $41.09
                                                                   ======

                                                           -----------------------------------------------------------------------
                                                                GLOBAL            GLOBAL             GLOBAL
                                                           HEALTH SCIENCES   NEW TECHNOLOGIES   FINANCIAL SERVICES     EUROPEAN
                                                                 FUND              FUND               FUND            EQUITY FUND
                                                           ---------------   ----------------   ------------------   -------------
ASSETS

    Investments, at value (Cost - $312,031,133,
      $101,944,820, $2,632,492, $2,080,011
      and $21,768,404, respectively)                         $113,998,506         $2,278,622         $1,943,315        $22,741,932
    Cash                                                              898            523,071             20,614                 90
    Receivable for investments sold                                    --                 --                 --                 --
    Receivable for Fund shares sold                               168,389                990                 --                 --
    Receivable from investment adviser                             10,449             10,757             11,794                 --
    Receivable on forward currency contracts                           --             18,357                 --                 --
    Deferred organizational/offering costs                          4,931             11,855             12,095                 --
    Dividends and interest receivable                              50,800                569              3,234             44,324
    Prepaid expenses and other assets                              18,336             54,134             55,260             27,879
                                                            -------------      -------------      -------------      -------------
      Total Assets                                            114,252,309          2,898,355          2,046,312         22,814,225
                                                            -------------      -------------      -------------      -------------

LIABILITIES
    Due to custodian                                                   --                 --                 --                 --
    Advisory fee payable                                           79,983                 --                 --              2,831
    Administration fee payable                                      8,259                 --                 --                901
    Distribution fee payable                                       20,726                590                389              4,504
    Payable for investments purchased                                  --             38,406                 --                 --
    Payable for Fund shares repurchased                            58,423                 --                 --            570,372
    Deferred offering cost payable                                     --             78,745             78,745                 --
    Accrued expenses payable                                       48,876             13,116             11,542             44,808
                                                            -------------      -------------      -------------      -------------
      Total Liabilities                                           216,267            130,857             90,676            623,416
                                                            -------------      -------------      -------------      -------------

NET ASSETS

    Capital stock, $0.001 par value                                 5,975                314                212              2,529
    Paid-in capital                                           103,151,085          3,146,413          2,121,633         22,620,107
    Undistributed net investment loss                            (450,870)            (7,830)              (295)           (12,899)
    Accumulated net realized loss from investments
      and foreign currency related transactions                  (723,833)           (35,886)           (29,221)        (1,391,831)
    Net unrealized appreciation/(depreciation)
      on investments and foreign currency
      related translations                                     12,053,685           (335,513)          (136,693)           972,903
                                                            -------------      -------------      -------------      -------------
      Net Assets                                             $114,036,042         $2,767,498         $1,955,636        $22,190,809
                                                            =============      =============      =============      =============

COMMON SHARES

    Net assets                                               $114,036,042         $2,767,498         $1,955,636        $22,190,809
                                                            -------------      -------------      -------------      -------------
    Shares outstanding                                          6,147,582            314,446            212,244          2,529,578
                                                            -------------      -------------      -------------      -------------
    Net asset value, offering price and
      redemption price per share                                   $18.55              $8.80              $9.21              $8.77
                                                                   ======              =====              =====              =====


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FUNDS
STATEMENTS OF OPERATIONS
For the Six Months or Period Ended February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                               GLOBAL
                                                         TELECOMMUNICATIONS
                                                                FUND
                                                         ------------------
INVESTMENT INCOME:

    Dividends                                               $     485,402
    Interest                                                      231,498
    Securities lending                                             11,259
    Foreign taxes withheld                                        (15,049)
                                                            -------------
      Total investment income                                     713,110
                                                            -------------

EXPENSES:

    Investment advisory fees                                    1,614,078
    Administration fees                                           293,263
    Distribution fees                                             403,520
    Transfer agent fees                                           258,759
    Custodian fees                                                 98,741
    Registration fees                                              48,362
    Printing fees                                                  38,838
    Interest expense                                               18,583
    Legal fees                                                     18,089
    Audit fees                                                     11,183
    Directors fees                                                  5,281
    Insurance expense                                               4,695
    Offering/Organizational costs                                      --
    Miscellaneous fees                                             17,558
                                                            -------------
                                                                2,830,950
    Less: fees waived, expenses reimbursed
      and transfer agent offsets                                 (167,721)
                                                            -------------
      Total expenses                                            2,663,229
                                                            -------------
         Net investment loss                                   (1,950,119)
                                                            -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain/(loss) from:
      Investments                                             (60,741,394)
      Foreign currency transactions                              (205,464)
                                                            -------------
                                                              (60,946,858)
                                                            -------------

    Net change in unrealized appreciation/(depreciation):
      Investments                                            (102,206,559)
      Translation of assets and liabilities in
        foreign currencies                                          5,570
                                                            -------------
                                                             (102,200,989)
                                                            -------------

    Net realized and unrealized loss from investments
      and foreign currency transactions                      (163,147,847)
                                                            -------------
Net decrease in net assets resulting from operations        $(165,097,966)
                                                            =============

(1)  For the period December 22, 2000 (inception date) to February 28, 2001.
(2)  For the period December 28, 2000 (inception date) to February 28, 2001.

                                                           -----------------------------------------------------------------------
                                                                GLOBAL            GLOBAL             GLOBAL
                                                           HEALTH SCIENCES   NEW TECHNOLOGIES   FINANCIAL SERVICES     EUROPEAN
                                                                 FUND             FUND(1)            FUND(2)          EQUITY FUND
                                                           ---------------   ----------------   ------------------   -------------
INVESTMENT INCOME:

    Dividends                                               $     123,762      $         988      $       5,045      $     114,223
    Interest                                                      205,168                 --                 --             70,193
    Securities lending                                                 --                 --                 --                 92
    Foreign taxes withheld                                           (440)                --               (136)           (13,658)
                                                            -------------      -------------      -------------      -------------
      Total investment income                                     328,490                988              4,909            170,850
                                                            -------------      -------------      -------------      -------------

EXPENSES:

    Investment advisory fees                                      490,164              5,879              3,122            126,724
    Administration fees                                           104,936              1,723              1,191             28,536
    Distribution fees                                             122,541              1,470                868             31,681
    Transfer agent fees                                            45,524              2,056              1,882             30,451
    Custodian fees                                                  9,615              2,056              1,882             31,283
    Registration fees                                              22,616             12,984             11,842             22,856
    Printing fees                                                   7,014              4,661              4,268             24,399
    Interest expense                                                1,836                 --                 --                 37
    Legal fees                                                      3,141                823                753              2,353
    Audit fees                                                      8,122              3,291              3,012              7,519
    Directors fees                                                  6,542              3,743              3,426              5,281
    Insurance expense                                               1,987                 --                 --              1,806
    Offering/Organizational costs                                   2,932              2,715              2,475                 --
    Miscellaneous fees                                              2,588                410                376              3,109
                                                            -------------      -------------      -------------      -------------
                                                                  829,558             41,811             35,097            316,035
    Less: fees waived, expenses reimbursed
      and transfer agent offsets                                  (50,198)           (32,993)           (29,893)          (132,286)
                                                            -------------      -------------      -------------      -------------
      Total expenses                                              779,360              8,818              5,204            183,749
                                                            -------------      -------------      -------------      -------------
         Net investment loss                                     (450,870)            (7,830)              (295)           (12,899)
                                                            -------------      -------------      -------------      -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain/(loss) from:
      Investments                                                (649,898)           (37,188)           (22,956)        (1,097,751)
      Foreign currency transactions                                    --              1,302             (6,265)           (68,453)
                                                            -------------      -------------      -------------      -------------
                                                                 (649,898)           (35,886)           (29,221)        (1,166,204)
                                                            -------------      -------------      -------------      -------------

    Net change in unrealized appreciation/(depreciation):
      Investments                                             (17,916,231)          (353,870)          (136,696)        (1,374,010)
      Translation of assets and liabilities in
        foreign currencies                                             --             18,357                  3              4,654
                                                            -------------      -------------      -------------      -------------
                                                              (17,916,231)          (335,513)          (136,693)        (1,369,356)
                                                            -------------      -------------      -------------      -------------

    Net realized and unrealized loss from investments
      and foreign currency transactions                       (18,566,129)          (371,399)          (165,914)        (2,535,560)
                                                            -------------      -------------      -------------      -------------
Net decrease in net assets resulting from operations        $ (19,016,999)     $    (379,229)     $    (166,209)     $  (2,548,459)
                                                            =============      =============      =============      =============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     GLOBAL TELECOMMUNICATIONS FUND               GLOBAL HEALTH SCIENCES FUND
                                                  ---------------------------------------  ----------------------------------------
                                                  FOR THE SIX MONTHS                       FOR THE SIX MONTHS
                                                        ENDED               FOR THE             ENDED           FOR THE PERIOD
                                                  FEBRUARY 28, 2001       YEAR ENDED      FEBRUARY 28, 2001    NOVEMBER 1, 1999
                                                     (UNAUDITED)        AUGUST 31, 2000      (UNAUDITED)      TO AUGUST 31, 2000(1)
                                                  ------------------  ------------------  ------------------  ---------------------
FROM OPERATIONS:
  Net investment income/(loss)                    $       (1,950,119) $       (3,205,537) $         (450,870)  $         (448,423)
  Net realized and unrealized gain/(loss)
    from investments and foreign
    currency transactions                               (163,147,847)         41,757,590         (18,566,129)          27,541,479
                                                  ------------------  ------------------  ------------------   ------------------
  Net increase/(decrease) in net assets
    resulting from operations                           (165,097,966)         38,552,053         (19,016,999)          27,093,056
                                                  ------------------  ------------------  ------------------   ------------------

FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income:
     Institutional Class shares                                   --                  --                  --                   --
     Common Class shares                                          --                  --                  --                   --
  Distributions from net realized
   capital gains:
     Common Class shares                                 (14,140,096)         (3,754,559)         (8,672,668)                  --
                                                  ------------------  ------------------  ------------------   ------------------
  Net decrease in net assets from
    dividends and distributions                          (14,140,096)         (3,754,559)         (8,672,668)                  --
                                                  ------------------  ------------------  ------------------   ------------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                           118,475,854         737,422,782          86,745,157   $       83,655,931
  Reinvestment of dividends and
    distributions                                         13,397,918           3,567,097           8,503,499                   --
  Net asset value of shares redeemed                    (181,614,521)       (369,497,412)        (44,323,587)         (67,522,268)
                                                  ------------------  ------------------  ------------------   ------------------
  Net increase/(decrease) in net assets
    from capital share transactions                      (49,740,749)        371,492,467          50,925,069           16,133,663
                                                  ------------------  ------------------  ------------------   ------------------
  Total increase/(decrease) in net assets               (228,978,811)        406,289,961          23,235,402           43,226,719

NET ASSETS:
  Beginning of period                                    471,455,452          65,165,491          90,800,640           47,573,921
                                                  ------------------  ------------------  ------------------   ------------------
  End of period                                   $      242,476,641  $      471,455,452  $      114,036,042   $       90,800,640
                                                  ==================  ==================  ==================   ==================

UNDISTRIBUTED NET INVESTMENT LOSS:                $       (1,950,119) $               --  $         (450,870)  $               --
                                                  ==================  ==================  ==================   ==================

(1)  Fiscal year end changed from October 31st to August 31st.
(2)  Inception Date.

                                             ---------------------------------------------------------------------------------------
                                                  GLOBAL NEW        GLOBAL FINANCIAL
                                              TECHNOLOGIES FUND       SERVICES FUND                 EUROPEAN EQUITY FUND
                                             --------------------  --------------------  -------------------------------------------
                                                FOR THE PERIOD        FOR THE PERIOD      FOR THE SIX MONTHS
                                              DECEMBER 22, 2000(2) DECEMBER 28, 2000(2)         ENDED                 FOR THE
                                             TO FEBRUARY 28, 2001  TO FEBRUARY 28, 2001   FEBRUARY 28, 2001          YEAR ENDED
                                                  (UNAUDITED)           (UNAUDITED)          (UNAUDITED)          AUGUST 31, 2000
                                             --------------------  --------------------  --------------------  --------------------
FROM OPERATIONS:
  Net investment income/(loss)               $             (7,830) $               (295) $            (12,899) $             92,615
  Net realized and unrealized gain/(loss)
    from investments and foreign
    currency transactions                                (371,399)             (165,914)           (2,535,560)            7,351,935
                                             --------------------  --------------------  --------------------  --------------------
  Net increase/(decrease) in net assets
    resulting from operations                            (379,229)             (166,209)           (2,548,459)            7,444,550
                                             --------------------  --------------------  --------------------  --------------------

FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income:
     Institutional Class shares                                --                    --                    --                  (667)
     Common Class shares                                       --                    --                    --              (134,704)
  Distributions from net realized
   capital gains:
     Common Class shares                                       --                    --            (4,540,636)                   --
                                             --------------------  --------------------  --------------------  --------------------
  Net decrease in net assets from
    dividends and distributions                                --                    --            (4,540,636)             (135,371)
                                             --------------------  --------------------  --------------------  --------------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                          3,153,598             2,121,845            34,620,393           125,018,796
  Reinvestment of dividends and
    distributions                                              --                    --             4,424,630               132,898
  Net asset value of shares redeemed                       (6,871)                   --           (39,772,242)         (127,110,194)
                                             --------------------  --------------------  --------------------  --------------------
  Net increase/(decrease) in net assets
    from capital share transactions                     3,146,727             2,121,845              (727,219)           (1,958,500)
                                             --------------------  --------------------  --------------------  --------------------
  Total increase/(decrease) in net assets               2,767,498             1,955,636            (7,816,314)            5,350,679

NET ASSETS:
  Beginning of period                                          --                    --            30,007,123            24,656,444
                                             --------------------  --------------------  --------------------  --------------------
  End of period                              $          2,767,498  $          1,955,636  $         22,190,809  $         30,007,123
                                             ====================  ====================  ====================  ====================

UNDISTRIBUTED NET INVESTMENT LOSS:           $             (7,830) $               (295) $            (12,899) $                 --
                                             ====================  ====================  ====================  ====================

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                              FOR THE SIX                                                      FOR THE PERIOD
                                              MONTHS ENDED                FOR THE YEAR ENDED AUGUST 31,       DECEMBER 4, 1996(1)
                                            FEBRUARY 28, 2001     -------------------------------------------   TO AUGUST 31,
                                               (UNAUDITED)              2000             1999         1998          1997
                                            -----------------       -----------      ----------    ---------- -------------------
PER SHARE DATA
  Net asset value, beginning of period         $     69.11          $     41.22      $    20.54    $    17.30    $    15.00
                                               -----------          -----------      ----------    ----------    ----------

INVESTMENT ACTIVITIES:
  Net investment income/(loss)                       (0.41)               (0.44)          (0.04)        (0.01)         0.02
  Net gain/(loss) on investments and
    foreign currency transactions
    (both realized and unrealized)                  (25.22)               29.56           23.56          4.29          2.28
                                               -----------          -----------      ----------    ----------    ----------
      Total from investment activities              (25.63)               29.12           23.52          4.28          2.30
                                               -----------          -----------      ----------    ----------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                  --                   --              --            --            --
  Distributions from net realized gains              (2.39)               (1.23)          (2.84)        (1.04)           --
                                               -----------          -----------      ----------    ----------    ----------
      Total dividends and distributions              (2.39)               (1.23)          (2.84)        (1.04)           --
                                               -----------          -----------      ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD                 $     41.09          $     69.11      $    41.22    $    20.54    $    17.30
                                               ===========          ===========      ==========    ==========    ==========
      Total return                                  (37.49)%(2)           70.99%         120.73%        25.38%        15.33%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)       $   242,477          $   471,455      $   65,165    $      718    $      569
  Ratio of expenses to average net assets             1.66%(3),(4)         1.66%(4)        1.65%         1.65%         1.65%(3)
  Ratio of net investment income/(loss)
    to average net assets                            (1.21)%(3)           (0.89)%         (0.35)%       (0.03)%        0.16%(3)
  Decrease reflected in above operating
    expense ratios due to waivers/
    reimbursements                                    0.10%(3)             0.11%           0.87%         5.21%         6.73%(3)
Portfolio turnover rate                                 54%                 143%            203%          169%           43%

--------------------------------------------------------------------------------
(1)  Inception Date.
(2)  Not annualized.
(3)  Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .01% annualized for the six months ended February 28, 2001 and .02% for the year ended August 31, 2000. The operating expense ratio after reflecting these arrangements was 1.65% annualized for the six months ended February 28, 2001 and 1.64% for the year ended August 31, 2000.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS

(For a Common Class share of the Fund Outstanding Throughout Each Period)
-------------------------------------------------------------------------

                                               FOR THE SIX        FOR THE PERIOD           FOR THE YEAR            FOR THE PERIOD
                                              MONTHS ENDED       NOVEMBER 1, 1999        ENDED OCTOBER 31,      DECEMBER 31, 1996(2)
                                            FEBRUARY 28, 2001      TO AUGUST 31,     ------------------------      TO OCTOBER 31,
                                               (UNAUDITED)            2000(1)            1999         1998              1997
                                            -----------------    ----------------    ----------    ----------   --------------------
PER SHARE DATA

  Net asset value, beginning of period         $     23.95          $     14.92      $    14.41    $    12.22      $    10.00
                                               -----------          -----------      ----------    ----------      ----------

INVESTMENT ACTIVITIES:

  Net investment loss                                (0.07)               (0.08)          (0.13)        (0.06)          (0.02)
  Net gain on investments and
    foreign currency transactions
    (both realized and unrealized)                   (3.41)                9.11            0.64          2.97            2.24
                                               -----------          -----------      ----------    ----------      ----------
      Total from investment activities               (3.48)                9.03            0.51          2.91            2.22
                                               -----------          -----------      ----------    ----------      ----------

LESS DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment income                  --                   --              --         (0.04)             --
  Distributions from net realized gains              (1.92)                  --              --         (0.68)             --
                                               -----------          -----------      ----------    ----------      ----------
      Total dividends and distributions              (1.92)                  --              --         (0.72)             --
                                               -----------          -----------      ----------    ----------      ----------

NET ASSET VALUE, END OF PERIOD                 $     18.55          $     23.95      $    14.92    $    14.41      $    12.22
                                               ===========          ===========      ==========    ==========      ==========

      Total return                                  (15.81)%(3)           60.52%(3)        3.54%        25.25%          22.20%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                               $   114,036          $    90,801      $   47,574    $   64,336      $   18,246
  Ratio of expenses to average
    net assets(4)                                     1.60%(5)             1.61%(5)        1.59%         1.59%           1.59%(5)
  Ratio of net investment
    income/(loss)
    to average net assets                            (0.92)%(5)           (0.94)%(5)       0.62%        (0.58)%        (0.24)%(5)
Decrease reflected in above operating
  expense ratios due to waivers/
  reimbursements                                      0.09%(5)             0.28%(5)        0.29%         0.38%           1.83%(5)
Portfolio turnover rate                                 11%                 106%            146%           63%            160%

--------------------------------------------------------------------------------
(1) Effective May 1, 2000, Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st.
(2)  Inception Date.
(3)  Not annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .01% annualized for the six months ended February 28, 2001 and .02% annualized for the period November 1, 1999 to August 31, 2000. These arrangements had no affect on the fund's expense ratios for the previous periods. The operating expense ratio after reflecting these arrangements was 1.59% annualized for the six months ended February 28, 2001 and 1.59% annualized for the period November 1, 1999 to August 31, 2000.
(5)  Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
-------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                   DECEMBER 22, 2000(1)
                                                                   TO FEBRUARY 28, 2001
                                                                       (UNAUDITED)
                                                                   --------------------
PER SHARE DATA

  Net asset value, beginning of period                                   $10.20
                                                                         ------

INVESTMENT ACTIVITIES:

  Net investment loss                                                     (0.02)
  Net gain on investments and foreign
    currency transactions (both realized and unrealized)                  (1.38)
                                                                         ------
      Total from investment activities                                    (1.40)
                                                                         ------

NET ASSET VALUE, END OF PERIOD                                           $ 8.80
                                                                         ======

      Total return                                                       (13.73)%(2)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)                                 $2,767
  Ratio of expenses to average net assets                                  1.50%(3)
  Ratio of net investment income
    to average net assets                                                 (1.33)%(3)
  Decrease reflected in above expense
    ratio due to waivers/reimbursements                                    5.61%(3)
Portfolio turnover rate                                                      81%

--------------------------------------------------------------------------------
(1)  Inception Date.
(2)  Not annualized.
(3)  Annualized.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                            DECEMBER 28, 2000(1)
                                                            TO FEBRUARY 28, 2001
                                                                 (UNAUDITED)
                                                            --------------------
PER SHARE DATA

  Net asset value, beginning of period                              $10.00
                                                                    ------

INVESTMENT ACTIVITIES:

  Net investment loss                                                 0.00
  Net gain on investments and foreign
    currency transactions (both realized and unrealized)             (0.79)
                                                                    ------
      Total from investment activities                               (0.79)
                                                                    ------

NET ASSET VALUE, END OF PERIOD                                      $ 9.21
                                                                    ======

      Total return                                                   (7.90)%(2)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)                            $1,956
  Ratio of expenses to average net assets                             1.50%(3)
  Ratio of net investment income
    to average net assets                                            (0.09)%(3)
  Decrease reflected in above expense
    ratio due to waivers/reimbursements                               8.62%(3)
Portfolio turnover rate                                                 14%

--------------------------------------------------------------------------------

(1)  Inception Date.
(2)  Not annualized.
(3)  Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
-------------------------------------------------------------------------

                                                              FOR THE SIX        FOR THE YEAR      FOR THE PERIOD
                                                              MONTHS ENDED          ENDED         JANUARY 28 1999(1)
                                                           FEBRUARY 28, 2001      AUGUST 31,        TO AUGUST 31,
                                                               (UNAUDITED)           2000                1999
                                                           -----------------     -------------    ----------------
PER SHARE DATA
  Net asset value, beginning of period                           $ 11.96           $  9.79             $ 10.00
                                                                 -------           -------             -------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                     (0.01)             0.03                0.08
  Net gain/(loss) on investments and
    foreign currency transactions
    (both realized and unrealized)                                 (1.13)             2.19               (0.29)
                                                                 -------           -------             -------
      Total from investment activities                             (1.14)             2.22               (0.21)
                                                                 -------           -------             -------

LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                                --             (0.05)                 --
  Distributions from net realized gains                            (2.05)               --                  --
                                                                 -------           -------             -------
      Total dividends and distributions                            (2.05)            (0.05)                 --
                                                                 -------           -------             -------

NET ASSET VALUE, END OF PERIOD                                   $  8.77           $ 11.96             $  9.79
                                                                 =======           =======             =======
      Total return                                                 (9.97)%(2)        22.69%              (2.10)(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
    (000s omitted)                                               $22,191           $30,007             $24,588
  Ratio of expenses to average
    net assets                                                      1.45%(3)          1.46%(4)            1.46%(3)
  Ratio of net investment income/(loss)
    to average net assets                                          (0.10)%(3)         0.30%               1.41%(3)
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements                                   1.04%(3)          1.47%               1.18%(3)
Portfolio turnover rate                                               60%              186%                161%

--------------------------------------------------------------------------------
(1)  Inception Date.
(2)  Not annualized.
(3)  Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .01% for the year or period ended August 31, 2000. The operating expense ratio after reflecting these arrangements was 1.45% for the Common Class for the year ended August 31, 2000.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Credit Suisse Warburg Pincus Funds covered in this report are comprised of Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc. ("Global Telecommunications"), Credit Suisse Warburg Pincus Global Health Sciences Fund, Inc. ("Global Health Sciences"), Credit Suisse Warburg Pincus Global New Technologies Fund, Inc. ("Global New Technologies"), Credit Suisse Warburg Pincus Global Financial Services Fund, Inc. ("Global Financial Services"), and Credit Suisse Warburg Pincus European Equity Fund, Inc. ("European Equity") (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified (other than European Equity, which is diversified), open-end management investment companies. Each Fund is authorized to offer three classes of shares:
Common, Advisor and Institutional, although only Common shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate not to exceed
 .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear a co-administration fee.

   A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by each Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

   B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes,

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. Each Fund will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually.

   The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes due to generally accepted accounting principles
(GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, passive foreign investment companies and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on U.S. tax-basis treatment. Temporary differences do not require reclassification.

   E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

   G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository.

   H) SECURITIES LENDING -- Loans of the securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by a Fund in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. None of the funds had any securities on loan to brokers at February 28, 2001.

   I) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

   Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Pursuant to investment advisory agreements, Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the five Funds described herein.

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT'D)

   For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

           FUND                                        ANNUAL RATE
           ----                                        -----------
           Global Telecommunications         1.00% of average daily net assets
           Global Health Sciences            1.00% of average daily net assets
           Global New Technologies           1.00% of average daily net assets
           Global Financial Services         0.90% of average daily net assets
           European Equity                   1.00% of average daily net assets

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the six months or period ended February 28, 2001 advisory fees and waivers for each of the five investment Funds were as follows:

                                          GROSS                       NET
           FUND                          ADVISORY       WAIVER      ADVISORY
           ----                         ----------    ----------   ----------
           Global Telecommunications    $1,614,078    $  (91,642)  $1,522,436
           Global Health Sciences          490,164       (45,684)     444,480
           Global New Technologies           5,879        (5,879)          --
           Global Financial Services         3,122        (3,122)          --
           European Equity                 126,724      (111,308)      15,416

   CSAM reimbursed expenses of Global New Technologies, Global Financial Services and European Equity in the amount of $25,939, $26,082 and $1,161, respectively, for the six months or period ended February 28, 2001.

   For its sub-advisory services, CSAM pays Credit Suisse Asset Management Limited ("CSAM Limited"), an indirect, wholly-owned subsidiary of the Credit Suisse Group, an annual fee equal to .50%, .45% and .50% of the net quarterly amount (after fee waivers and reimbursements) received by CSAM for CSAM's services as adviser for Global New Technologies, Global Financial Services and European Equity, respectively. For the six months ended February 28, 2001, CSAM Limited was not entitled to receive any fees from CSAM for sub-advisory services provided to Global New Technologies, Global Financial Services or European Equity.

   Boston Financial Data Services, Inc. serves as each Fund's transfer and dividend disbursement agent.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expenses. For the six months ended February 28, 2001, the

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT'D)

following Funds received credits or reimbursements under this arrangement as follows:

           FUND                                            AMOUNT
           ----                                            ------
           Global Telecommunications                      $13,159
           Global Health Sciences                           4,514

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, serves as co-administrator to each Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services, Corp., also serves as each Fund's co-administrator. For administration services, each Fund, except Global Telecommunications, pays CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets of the Common shares. For Global Telecommunications, CSAMSI is entitled to receive a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Funds to CSAMSI for co-administration services for the Institutional shares.

   CSAMSI may, at its discretion, voluntarily waive all or any portion of its administrative fee for any of the Funds. For the six months or period ended February 28, 2001, co-administration fees earned and waived by CSAMSI on the Common shares were as follows:

                                          GROSS CO-ADMINISTRATION                  NET CO-ADMINISTRATION
           FUND                                     FEE               WAIVER                FEE
           ----                           -----------------------    --------      ---------------------
           Global Telecommunications              $117,768           $(62,920)            $54,848
           Global Health Sciences                   51,774                 --              51,774
           Global New Technologies                     587               (587)                 --
           Global Financial Services                   342               (342)                 --
           European Equity                          12,672             (6,336)              6,336

   For administration services, PFPC received a fee for the period September 1, 2000 to February 4, 2001 calculated at an annual rate of .11% of each Fund's first $500 million in average daily net assets, .09% of the next $1 billion in average daily net assets, and .07% of a average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out-of-pocket expenses. As of February 5, 2001, PFPC receives a fee for administration services calculated at an annual rate of .08% of each Fund's first $500 million in average daily net assets, .07% of the next $1 billion in average daily net assets and .06% of average daily net assets over $1.5 billion, subject to a

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT'D)

minimum annual fee and exclusive of out of pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the six months or period ended February 28, 2001, the co-administration fees earned and waived by PFPC were as follows:

                                                                                       NET
                                          GROSS CO-ADMINISTRATION               CO-ADMINISTRATION
           FUND                                      FEE              WAIVER           FEE
           ----                           -----------------------   ---------   -----------------
           Global Telecommunications              $172,220           $    --         $172,220
           Global Health Sciences                   49,016                --           49,016
           Global New Technologies                     588              (588)              --
           Global Financial Services                   347              (347)              --
           European Equity                          13,481           (13,481)              --

   In addition to serving as each Fund's co-administrator, CSAMSI serves as distributor to each Fund. No compensation is payable by any of the Funds to CSAMSI for distribution services, but CSAMSI receives compensation from each Fund's Common shares under the co-administration agreement for shareholder servicing and distribution. Under the Shareholder Servicing and Distribution Plan for the Common shares, CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For the six months or period ended February 28, 2001, shareholder services fees, earned by CSAMSI were as follows:

           FUND                                       DISTRIBUTION FEE
           ----                                       ----------------
           Global Telecommunications                     $403,520
           Global Health Sciences                         122,541
           Global New Technologies                          1,470
           Global Financial Services                          868
           European Equity                                 31,681

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the period ended February 28, 2001, Merrill was paid by the Funds as follows:

                                                         FINANCIAL
           FUND                                      PRINTING SERVICES
           ----                                      -----------------
           Global Telecommunications                      $11,822
           Global Health Sciences                             119
           European Equity                                 11,822

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the six months or period ended February 28, 2001, purchases and sales of investment securities (other than short-term investments) were as follows:

                                                        INVESTMENT SECURITIES
           FUND                                       PURCHASES         SALES
           ----                                      ------------    ------------
           Global Telecommunications                 $171,158,356    $245,889,059
           Global Health Sciences                      55,706,375      18,647,381
           Global New Technologies                      4,744,260       2,074,580
           Global Financial Services                    2,382,740         279,773
           European Equity                             14,045,002      17,509,378

NOTE 4. CAPITAL SHARE

   Transactions in capital shares for each period were as follows:

                                                      GLOBAL TELECOMMUNICATIONS FUND
                                 --------------------------------------------------------------------------
                                                                   COMMON
                                 --------------------------------------------------------------------------
                                      FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                   FEBRUARY 28, 2001 (UNAUDITED)                  AUGUST 31, 2000
                                 ----------------------------------      ----------------------------------
                                     SHARES               VALUE              SHARES              VALUE
                                 --------------      --------------      --------------      --------------
Shares sold                           2,299,912      $  118,475,854          10,430,600      $  737,422,782
Shares issued in
   reinvestment of dividends            287,509          13,397,918              57,720           3,567,097
Shares repurchased                   (3,508,295)       (181,614,521)         (5,247,593)       (369,497,412)
                                 --------------      --------------      --------------      --------------
Net increase/(decrease)                (920,874)     $  (49,740,749)          5,240,727      $  371,492,467
                                 ==============      ==============      ==============      ==============

                                                        GLOBAL HEALTH SCIENCES FUND
                                 --------------------------------------------------------------------------
                                                                   COMMON
                                 --------------------------------------------------------------------------
                                       FOR THE SIX MONTHS ENDED            FOR THE PERIOD NOVEMBER 1, 1999
                                     FEBRUARY 28, 2001 (UNAUDITED)              TO AUGUST 31, 2000(1)
                                 ----------------------------------      ----------------------------------
                                     SHARES              VALUE               SHARES              VALUE
                                 --------------      --------------      --------------      --------------
Shares sold                           4,035,081      $   86,745,157           4,232,530      $   83,655,931
Shares issued in
   reinvestment of dividends            385,471           8,503,499                  --                  --
Shares repurchased                   (2,064,966)        (44,322,587)         (3,628,441)        (67,522,268)
                                 --------------      --------------      --------------      --------------
Net increase                          2,355,586      $   50,926,069             604,089      $   16,133,663
                                 ==============      ==============      ==============      ==============

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 4. CAPITAL SHARE (CONT'D)

                                             GLOBAL NEW                           GLOBAL FINANCIAL
                                          TECHNOLOGIES FUND                         SERVICES FUND
                                 ----------------------------------      ----------------------------------
                                               COMMON                                  COMMON
                                 ----------------------------------      ----------------------------------
                                 FOR THE PERIOD DECEMBER 22, 2000(2)     FOR THE PERIOD DECEMBER 28, 2000(2)
                                  TO FEBRUARY 28, 2001 (UNAUDITED)        TO FEBRUARY 28, 2001 (UNAUDITED)
                                 ----------------------------------      ----------------------------------
                                     SHARES              VALUE               SHARES              VALUE
                                 --------------      --------------      --------------      --------------
Shares sold                             315,175          $3,153,598             212,244          $2,121,845
Shares issued in
   reinvestment of dividends                 --                  --                  --                  --
Shares repurchased                         (729)             (6,871)                 --                  --
                                 --------------      --------------      --------------      --------------
Net increase                            314,446          $3,146,727             212,244          $2,121,845
                                 ==============      ==============      ==============      ==============

                                                               EUROPEAN EQUITY FUND
                          --------------------------------------------------------------------------------------------------
                                                       COMMON                                          INSTITUTIONAL
                          ----------------------------------------------------------------    ------------------------------
                                FOR THE SIX MONTHS
                                      ENDED
                                 FEBRUARY 28, 2001               FOR THE YEAR ENDED               FOR THE PERIOD ENDED
                                    (UNAUDITED)                    AUGUST 31, 2000                  AUGUST 29, 2000(3)
                          ------------------------------    ------------------------------    ------------------------------
                             SHARES            VALUE           SHARES            VALUE           SHARES           VALUE
                          -------------    -------------    -------------    -------------    -------------    -------------
Shares sold                   3,495,504      $34,620,393       10,330,170     $125,018,796               --        $      --
Shares issued in
   reinvestment of
   dividends                    492,172        4,424,630           11,320          132,331               48              567
Shares repurchased           (3,967,058)     (39,772,242)     (10,342,282)    (126,988,697)         (10,051)        (121,497)
                          -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease)          20,618        $(727,219)            (792)     $(1,837,570)         (10,003)       $(120,930)
                          =============    =============    =============    =============    =============    =============

(1) Effective May 1, 2000, Global Health Sciences Fund changed its fiscal and tax year ends from October 31st to August 31st, which was approved by the Fund's Board of Directors on May 1, 2000.
(2)  Inception Date.
(3)  Ceased Operations.

   On February 28, 2001, the number of shareholders that held 5% or more of the outstanding shares were as follows:

                                                      NUMBER OF      APPROXIMATE PERCENTAGE
                                                    SHAREHOLDERS     OF OUTSTANDING SHARES
                                                    ------------     ----------------------
           Global Telecommunications Common shares        2                  55.36%
           Global Health Sciences Common shares           3                  62.11
           Global New Technologies Common shares          1                  98.59
           Global Financial Services Common shares        1                  98.94
           European Equity Common shares                  1                  73.99

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 5. FORWARD FOREIGN CURRENCY CONTRACTS

   The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk and enhancing total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. Each Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against other transactions or portfolio positions.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

   The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of their contract. During the period ended February 28, 2001, Global New Technologies entered into foreign currency contracts.

   Global New Technologies had open foreign currency contracts at February 28, 2001 as follows:

                                       FOREIGN                                       UNREALIZED
FOREIGN CURRENCY      EXPIRATION       CURRENCY       CONTRACT      CONTRACT      FOREIGN EXCHANGE
CONTRACT                 DATE         TO BE SOLD       AMOUNT        VALUE              GAIN
----------------      ----------      ----------      --------      --------      ----------------
Japanese Yen           06/28/01       98,588,000      $875,785      $854,019          $21,766


                                       FOREIGN                                       UNREALIZED
FOREIGN CURRENCY      EXPIRATION      CURRENCY        CONTRACT      CONTRACT      FOREIGN EXCHANGE
CONTRACT                 DATE      TO BE PURCHASED     AMOUNT        VALUE              LOSS
----------------      ----------   ---------------    --------      --------      ----------------
Japanese Yen           06/28/01       42,200,000      $368,967      $365,558         $(3,409)

CREDIT SUISSE WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 6. LINE OF CREDIT

   The Funds, together with other Funds advised by CSAM, have established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowings at the Federal Funds rate plus .50%. During the six months ended February 28, 2001, the following funds had borrowings under the credit facility.

                            AVERAGE DAILY      AVERAGE         MAXIMUM DAILY     LOAN OUTSTANDING
PORTFOLIO                   LOAN BALANCE    INTEREST RATE%    LOAN OUTSTANDING       02/28/01
---------                   -------------   -------------    -----------------   ----------------
Global Telecommunications     $300,989           7.03%           $8,780,000             $0
Global Health Sciences          51,260           6.60%            2,677,000              0

                       CREDIT SUISSE WARBURG PINCUS FUNDS
                                       CREDIT   ASSET
                                       SUISSE   MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
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